EXHIBIT 99.2


                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Serefex Corporation (the "Company") on Form 10-QSB for the three months ended June 30, 2003 as filed with the Securities and Exchange Commission on July ___, 2003 (the "Report"), Todd A. Bartlett, as Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:



     (1)     The Quarterly Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                                    /s/  Todd A. Bartlett
                                                    ---------------------
                                                    Todd A. Bartlett
                                                    Chief Financial Officer
                                                    July 21, 2003